EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER
OF FISCAL 2021 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from
in millions, except per share amounts	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Asset management and related administrative fees	$955	$1,006	$867	$1,006	$1,067	12%	6%
Brokerage revenues:
Securities commissions	363	410	343	352	381	5%	8%
Principal transactions	97	105	143	143	147	52%	3%
Total brokerage revenues	460	515	486	495	528	15%	7%
Account and service fees	178	172	134	140	145	(19)%	4%
Investment banking	141	148	139	222	261	85%	18%
Interest income	297	285	217	201	203	(32)%	1%
Other (1)	29	(15)	33	57	56	93%	(2)%
Total revenues	2,060	2,111	1,876	2,121	2,260	10%	7%
Interest expense	(51)	(43)	(42)	(42)	(38)	(25)%	(10)%
Net revenues	2,009	2,068	1,834	2,079	2,222	11%	7%
Non-interest expenses:
Compensation, commissions and benefits	1,351	1,422	1,277	1,415	1,500	11%	6%
Non-compensation expenses:
Communications and information processing	94	99	100	100	99	5%	(1)%
Occupancy and equipment	57	56	55	57	57	—	—
Business development	44	41	21	28	23	(48)%	(18)%
Investment sub-advisory fees	26	26	23	26	28	8%	8%
Professional fees	21	23	24	23	30	43%	30%
Bank loan provision/(benefit) for credit losses (2)	(2)	109	81	45	14	NM	(69)%
Acquisition and disposition-related expenses (3)	—	—	—	7	2	NM	(71)%
Reduction in workforce expenses (4)	—	—	—	46	—	—	(100)%
Other (1)	59	53	55	76	70	19%	(8)%
Total non-compensation expenses	299	407	359	408	323	8%	(21)%
Total non-interest expenses	1,650	1,829	1,636	1,823	1,823	10%	—
Pre-tax income	359	239	198	256	399	11%	56%
Provision for income taxes	91	70	26	47	87	(4)%	85%
Net income	$268	$169	$172	$209	$312	16%	49%

Earnings per common share – basic (5)	$1.93	$1.22	$1.25	$1.53	$2.27	18%	48%
Earnings per common share – diluted (5)	$1.89	$1.20	$1.23	$1.50	$2.23	18%	49%
Weighted-average common shares outstanding – basic	138.3	138.4	137.1	136.9	136.8	(1)%	—
Weighted-average common and common equivalent shares outstanding – diluted	141.5	141.1	139.4	139.6	139.7	(1)%	—
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020		December 31, 2019	September 30, 2020
Total assets	$40,154	$49,809	$44,682	$47,482	$53,657		34%	13%
Total equity attributable to Raymond James Financial, Inc.	$6,842	$6,798	$6,965	$7,114	$7,363		8%	4%
Book value per share (6)	$49.26	$49.69	$50.84	$52.08	$53.59		9%	3%
Tangible book value per share (6) (7)	$45.10	$45.50	$46.69	$47.94	$47.93		6%	—

Capital ratios:
Tier 1 capital	24.8%	24.1%	24.8%	24.2%	23.4%	(8)
Total capital	25.7%	25.3%	26.0%	25.4%	24.6%	(8)
Tier 1 leverage	15.8%	14.2%	14.5%	14.2%	12.9%	(8)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Adjusted pre-tax income (7)	NA	NA	NA	$309	$401	12%	30%
Adjusted net income (7)	NA	NA	NA	$249	$314	17%	26%
Adjusted earnings per common share - basic (5) (7)	NA	NA	NA	$1.82	$2.29	19%	26%
Adjusted earnings per common share - diluted (5) (7)	NA	NA	NA	$1.78	$2.24	19%	26%
Return on equity (9)	16.0%	9.9%	10.0%	11.9%	17.2%
Adjusted return on equity (7) (9)	NA	NA	NA	14.1%	17.3%
Return on tangible common equity (7) (9)	17.5%	10.8%	10.9%	12.9%	19.0%
Adjusted return on tangible common equity (7) (9)	NA	NA	NA	15.3%	19.1%
Pre-tax margin (10)	17.9%	11.6%	10.8%	12.3%	18.0%
Adjusted pre-tax margin (7) (10)	NA	NA	NA	14.9%	18.0%
Total compensation ratio (11)	67.2%	68.8%	69.6%	68.1%	67.5%
Effective tax rate	25.3%	29.3%	13.1%	18.4%	21.8%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Client asset metrics ($ in billions):
Client assets under administration	$896.0	$773.9	$876.9	$930.1	$1,024.8	14%	10%
Private Client Group assets under administration	$855.2	$734.0	$833.1	$883.3	$974.2	14%	10%
Private Client Group assets in fee-based accounts	$444.2	$383.5	$443.0	$475.3	$532.7	20%	12%
Financial assets under management	$151.7	$128.2	$145.4	$153.1	$169.6	12%	11%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (12)
Raymond James Bank	$21,891	$28,711	$24,101	$25,599	$26,697	22%	4%
Third-party banks	15,061	20,379	24,661	25,998	26,142	74%	1%
Subtotal RJBDP	36,952	49,090	48,762	51,597	52,839	43%	2%
Client Interest Program	2,528	3,782	3,157	3,999	8,769	247%	119%
Total clients’ domestic cash sweep balances	$39,480	$52,872	$51,919	$55,596	$61,608	56%	11%

	Three months ended
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Average yield on RJBDP - third-party banks (13)	1.64%	1.33%	0.33%	0.33%	0.31%

	As of					% change from
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Private Client Group financial advisors:
Employees	3,331	3,376	3,379	3,404	3,387	2%	—
Independent contractors	4,729	4,772	4,776	4,835	4,846	2%	—
Total advisors	8,060	8,148	8,155	8,239	8,233	2%	—

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Asset management and related administrative fees	$782	$833	$715	$832	$885	13%	6%
Brokerage revenues:
Mutual and other fund products	144	163	131	129	148	3%	15%
Insurance and annuity products	101	99	88	109	98	(3)%	(10)%
Equities, ETFs, and fixed income products	102	122	100	95	107	5%	13%
Total brokerage revenues	347	384	319	333	353	2%	6%
Account and service fees:
Mutual fund and annuity service fees	90	88	82	88	94	4%	7%
RJBDP fees: (12)
Third-party banks	58	51	20	21	21	(64)%	—
Raymond James Bank	47	48	43	42	43	(9)%	2%
Client account and other fees	29	35	32	33	32	10%	(3)%
Total account and service fees	224	222	177	184	190	(15)%	3%
Investment banking	11	11	7	12	6	(45)%	(50)%
Interest income	49	45	31	30	30	(39)%	—
All other	9	7	4	7	5	(44)%	(29)%
Total revenues	1,422	1,502	1,253	1,398	1,469	3%	5%
Interest expense	(8)	(7)	(4)	(4)	(2)	(75)%	(50)%
Net revenues	1,414	1,495	1,249	1,394	1,467	4%	5%
Non-interest expenses:
Financial advisor compensation and benefits	857	915	783	873	931	9%	7%
Administrative compensation and benefits	247	245	235	244	249	1%	2%
Total compensation, commissions and benefits	1,104	1,160	1,018	1,117	1,180	7%	6%
Non-compensation expenses	157	165	140	152	147	(6)%	(3)%
Total non-interest expenses	1,261	1,325	1,158	1,269	1,327	5%	5%
Pre-tax income	$153	$170	$91	$125	$140	(8)%	12%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Brokerage revenues:
Fixed income	$81	$90	$125	$125	$131	62%	5%
Equity	34	40	41	35	42	24%	20%
Total brokerage revenues	115	130	166	160	173	50%	8%
Investment banking:
Merger & acquisition and advisory	60	72	60	98	149	148%	52%
Equity underwriting	39	43	35	68	60	54%	(12)%
Debt underwriting	31	22	37	43	46	48%	7%
Total investment banking	130	137	132	209	255	96%	22%
Interest income	8	10	4	3	3	(63)%	—
Tax credit fund revenues	18	12	20	33	16	(11)%	(52)%
All other	3	7	3	7	7	133%	—
Total revenues	274	296	325	412	454	66%	10%
Interest expense	(6)	(6)	(2)	(2)	(2)	(67)%	—
Net revenues	268	290	323	410	452	69%	10%
Non-interest expenses:
Compensation, commissions and benefits	166	184	195	229	252	52%	10%
Non-compensation expenses (3)	73	78	66	75	71	(3)%	(5)%
Total non-interest expenses	239	262	261	304	323	35%	6%
Pre-tax income	$29	$28	$62	$106	$129	345%	22%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Asset management and related administrative fees:
Managed programs	$125	$124	$109	$123	$129	3%	5%
Administration and other	51	53	48	55	59	16%	7%
Total asset management and related administrative fees	176	177	157	178	188	7%	6%
Account and service fees	5	4	3	4	4	(20)%	—
All other	3	3	3	2	3	—	50%
Net revenues	184	184	163	184	195	6%	6%
Non-interest expenses:
Compensation, commissions and benefits	45	45	44	43	45	—	5%
Non-compensation expenses	66	66	59	63	67	2%	6%
Total non-interest expenses	111	111	103	106	112	1%	6%
Pre-tax income	$73	$73	$60	$78	$83	14%	6%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Interest income	$231	$223	$181	$165	$168	(27)%	2%
Interest expense	(21)	(18)	(12)	(11)	(11)	(48)%	—
Net interest income	210	205	169	154	157	(25)%	2%
All other	6	5	9	7	10	67%	43%
Net revenues	216	210	178	161	167	(23)%	4%
Non-interest expenses:
Compensation and benefits	12	13	13	13	12	—	(8)%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses (2)	(2)	109	81	45	14	NM	(69)%
RJBDP fees to Private Client Group (12)	47	48	43	42	43	(9)%	2%
All other	24	26	27	28	27	13%	(4)%
Total non-compensation expenses	69	183	151	115	84	22%	(27)%
Total non-interest expenses	81	196	164	128	96	19%	(25)%
Pre-tax income	$135	$14	$14	$33	$71	(47)%	115%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (14) (Unaudited)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Revenues:
Interest income	$12	$12	$3	$3	$3	(75)%	—
Gains/(losses) on private equity investments (1)	(2)	(39)	1	12	24	NM	100%
All other	2	—	2	—	1	(50)%	NM
Total revenues	12	(27)	6	15	28	133%	87%
Interest expense	(20)	(17)	(26)	(25)	(24)	20%	(4)%
Net revenues	(8)	(44)	(20)	(10)	4	NM	NM
Non-interest expenses:
Compensation and all other (1)	23	2	9	30	26	13%	(13)%
Reduction in workforce expenses (4)	—	—	—	46	—	—	(100)%
Acquisition-related expenses (3)	—	—	—	—	2	NM	NM
Total non-interest expenses	23	2	9	76	28	22%	(63)%
Pre-tax loss	$(31)	$(46)	$(29)	$(86)	$(24)	23%	72%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our banking subsidiary Raymond James Bank, N.A. which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020		December 31, 2019	September 30, 2020
Total assets	$26,469	$33,656	$29,066	$30,610	$31,580		19%	3%
Total equity	$2,300	$2,263	$2,279	$2,315	$2,364		3%	2%
Bank loans, net	$21,296	$21,788	$21,223	$21,195	$21,957		3%	4%
Bank loan allowance for credit losses (2)	$216	$324	$334	$354	$378		75%	7%
Bank loan allowance for credit losses as a % of loans held for investment (2)	1.01%	1.47%	1.56%	1.65%	1.71%
Total nonperforming assets	$41	$27	$23	$32	$28		(32)%	(13)%
Nonperforming assets as a % of total assets	0.16%	0.08%	0.08%	0.10%	0.09%
Total criticized loans	$349	$387	$733	$933	$899		158%	(4)%
Criticized loans as a % of loans held for investment	1.64%	1.76%	3.41%	4.35%	4.06%

Capital ratios:
Tier 1 capital	13.3%	12.7%	12.8%	13.0%	13.1%	(8)
Total capital	14.5%	13.9%	14.1%	14.3%	14.4%	(8)
Tier 1 leverage	8.8%	8.1%	7.6%	7.7%	7.5%	(8)

	Three months ended					% change from
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019	September 30, 2020
Bank loan provision/(benefit) for credit losses (2)	$(2)	$109	$81	$45	$14	NM	(69)%
Net charge-offs	$—	$—	$72	$26	$—	—	(100)%
Net interest margin (net yield on interest-earning assets)	3.23%	3.02%	2.29%	2.09%	2.02%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended
$ in millions	September 30, 2020	December 31, 2020
Net income	$209	$312
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	7	2
Reduction in workforce expenses (4)	46	—
Pre-tax impact of non-GAAP adjustments	53	2
Tax effect of non-GAAP adjustments	(13)	—
Total non-GAAP adjustments, net of tax	40	2
Adjusted net income	$249	$314

Pre-tax income	$256	$399
Pre-tax impact of non-GAAP adjustments (as detailed above)	53	2
Adjusted pre-tax income	$309	$401

Pre-tax margin (10)	12.3%	18.0%
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.4%	—
Reduction in workforce expenses (4)	2.2%	—
Total non-GAAP adjustments, net of tax	2.6%	—
Adjusted pre-tax margin (10)	14.9%	18.0%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended
Earnings per common share (5)	September 30, 2020	December 31, 2020
Basic	$1.53	$2.27
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.05	0.02
Reduction in workforce expenses (4)	0.34	—
Tax effect of non-GAAP adjustments	(0.10)	—
Total non-GAAP adjustments, net of tax	0.29	0.02
Adjusted basic	$1.82	$2.29

Diluted	$1.50	$2.23
Non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	0.05	0.01
Reduction in workforce expenses (4)	0.33	—
Tax effect of non-GAAP adjustments	(0.10)	—
Total non-GAAP adjustments, net of tax	0.28	0.01
Adjusted diluted	$1.78	$2.24

Book value per share	As of
$ in millions, except per share amounts	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Total equity attributable to Raymond James Financial, Inc.	$6,842	$6,798	$6,965	$7,114	$7,363
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	609	603	602	600	834
Deferred tax liabilities, net	(31)	(30)	(33)	(34)	(56)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,264	$6,225	$6,396	$6,548	$6,585
Common shares outstanding	138.9	136.8	137.0	136.6	137.4
Book value per share (6)	$49.26	$49.69	$50.84	$52.08	$53.59
Tangible book value per share (6)	$45.10	$45.50	$46.69	$47.94	$47.93

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended
$ in millions	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020

Average equity (15)	$6,712	$6,820	$6,882	$7,040	$7,239
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	NA	NA	NA	4	1
Reduction in workforce expenses (4)	NA	NA	NA	23	—
Tax effect of non-GAAP adjustments	NA	NA	NA	(7)	—
Adjusted average equity (15)	NA	NA	NA	$7,060	$7,240

Average equity (15)	$6,712	$6,820	$6,882	$7,040	$7,239
Less:
Average goodwill and identifiable intangible assets, net	610	606	603	601	717
Average deferred tax liabilities, net	(30)	(31)	(32)	(33)	(45)
Average tangible common equity (15)	$6,132	$6,245	$6,311	$6,472	$6,567
Impact on average equity of non-GAAP adjustments:
Acquisition and disposition-related expenses (3)	NA	NA	NA	4	1
Reduction in workforce expenses (4)	NA	NA	NA	23	—
Tax effect of non-GAAP adjustments	NA	NA	NA	(7)	—
Adjusted average tangible common equity (15)	NA	NA	NA	$6,492	$6,568

Return on equity (9)	16.0%	9.9%	10.0%	11.9%	17.2%
Adjusted return on equity (9)	NA	NA	NA	14.1%	17.3%
Return on tangible common equity (9)	17.5%	10.8%	10.9%	12.9%	19.0%
Adjusted return on tangible common equity (9)	NA	NA	NA	15.3%	19.1%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

1.Other revenues included approximately $40 million of private equity valuation losses, $12 million of private equity valuation gains, and $24 million of private equity valuation gains for the three months ended March 31, 2020, three months ended September 30, 2020 and three months ended December 31, 2020, respectively, which were included in our Other segment. Of these amounts, $23 million of the losses for the three months ended March 31, 2020, $3 million of the gains for the three months ended September 30, 2020, and $10 million of the gains for the three months ended December 31, 2020 were attributable to noncontrolling interests and were offset in Other expenses.

2.The allowance for credit losses as of December 31, 2020 was determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments. The impact of adoption on October 1, 2020 resulted in an increase in our allowance for credit losses, including reserves for unfunded lending commitments, of approximately $45 million (primarily $25 million related to loans to financial advisors in the Private Client Group and approximately $10 million related to Bank loans outstanding) and a corresponding reduction in retained earnings of approximately $35 million, net of tax. The Bank loan provision for credit losses of $14 million for the fiscal first quarter of 2021 was determined under the CECL model and represented the provision for credit losses post the CECL adoption date through December 31, 2020.

3.The three months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. The three months ended December 31, 2020 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was announced and completed in December 2020, as well as our announced acquisition of Financo.

4.Reduction in workforce expenses for the three months ended September 30, 2020 were associated with position eliminations in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits.

5.Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

6.Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

7.These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended December 31, 2019, March 31, 2020, and June 30, 2020; therefore, percent changes for earnings-related non-GAAP financial measures are calculated based on non-GAAP results for the three months ended December 31, 2020 as compared to GAAP results for the three months ended December 31, 2019.

8.Estimated.

9.Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

10.Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

11.Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

12.We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

13.Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

14.The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, and certain corporate overhead costs of Raymond James Financial, Inc., including the interest costs on our public debt.

15.Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.